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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:                    April 30, 2007
           Date of Earliest Event Reported:            April 13, 2007


                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


               California                     1-11476            95-3977501
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      (State or other jurisdiction          (Commission      (I.R.S. Employer
            of incorporation)               File Number)    Identification No.)

13500 Evening Creek Drive, Suite 440,
         San Diego, California                                     92128
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(Address of principal executive offices)                           (Zip Code)

  Registrant's telephone number, including area code:     (858) 391-3400


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         As previously disclosed on a Form 10-K filed with the SEC on April 2, 2007 by World Waste Technologies, Inc., a California corporation, during the start-up phase of our initial plan in Anaheim, California, we became aware of design issues related to the steam classification vessels that we intend to use in our operations. The steam vessels were designed and fabricated on our behalf by Bio-Products International, Inc. ("BPI") pursuant to a contract we entered into with BPI in July 2004. We are also party to a sub-license agreement with BPI pursuant to which we sub-license certain technology used in our process. We have been dissatisfied with the remediation of these issues by BPI and have proceeded to resolve them ourselves. Consequently, on April 13, 2007, we filed a lawsuit against BPI in the Superior Court of the State of California alleging, among other things, breach of contract and negligence with respect to the construction of the vessels. We are seeking monetary damages, among other relief sought. Although we can not ascertain what the outcome of this litigation will be, we plan to pursue this matter vigorously.

Included in this report as Exhibit 99.1 is a press release that describes the foregoing litigation. The release also describes a memorandum of understanding entered into between World Waste and Ensyn Corp relating to a proposed research and development arrangement."

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
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99.1                     Press release dated April 30, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               WORLD WASTE TECHNOLOGIES, INC.

Date: April 30, 2007                           By:  /s/ David Rane
                                                    --------------------------
                                                    David Rane
                                                    CHIEF FINANCIAL OFFICER